EIGHTH AMENDMENT TO LOAN AGREEMENT
AND OTHER LOAN DOCUMENTS

THIS EIGHTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is dated as of May 27, 2010, among DGSE COMPANIES, INC., a Nevada corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).

A.           Borrower and Lender are party to that certain Loan Agreement dated as of December 22, 2005 (as modified, amended, renewed, extended, and restated, the “Loan Agreement”).

B.           Superior Galleries, Inc. (“Superior”) and Stanford International Bank, Ltd. (“Stanford”) are parties to that certain Amended and Restated Commercial Loan and Security Agreement dated as of May 30, 2007 (“Superior/Stanford Loan and Security Agreement”), which is permitted under the Loan Agreement.

C.           Borrower, Stanford and Superior are parties to that certain Debt Conversion Agreement dated as of January 27, 2010 (the “Debt Conversion Agreement”), pursuant to which Borrower issued 1,000 shares (the “Shares”) of its common stock, $0.01 par value per share, in full satisfaction of all amounts outstanding under the Superior/Stanford Loan and Security Agreement, and Stanford canceled all amounts outstanding under the Superior/Stanford Loan and Security Agreement and terminated the Superior/Stanford Loan and Security Agreement and all other agreements between Superior and Stanford.

D.           Stanford and Borrower have entered into that certain Purchase and Sale Agreement dated as of January 27, 2010 (the “Purchase and Sale Agreement”), pursuant to which Stanford sold the Shares and all other equity security interests it owned in Borrower to the Buyers (as defined in the Purchase and Sale Agreement).

E.           Superior desires to become a Guarantor under the Loan Agreement and pledge substantially all of its assets for the benefit of Lender.

F.           Borrower has requested, and Lender has agreed to advance to Borrower, an additional $866,695.80, which amount shall be evidenced by the Term Note.

G.           Borrower and Lender have agreed, upon the following terms and conditions, to amend the Loan Agreement and certain other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.           Terms and References.  Unless otherwise stated in this Amendment, (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Loan Agreement’s sections.

Eighth Amendment to Loan Agreement
and Other Loan Documents

2.           Amendments to Loan Agreement.

(a)           Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of “EGS Acquisition”, “EGS Acquiistion Agreement”, “EGS Acquisition Date”, “EGS Seller”, “EGS Seller Note”, “EGS Subordination Agreement”, “Permitted Subordinated Payments”, “Restricted Subsidiaries”, “Stanford”, “Stanford Intercreditor Agreement”, “Stanford Limited Guaranty”, “Stanford Loan Documents”, “Stanford Notes”, “Superior Loans”, and “Superior Subordination Agreement” therefrom.

(b)           Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of “Approved Equity Issuances”, “Commitment”, “EBITDA”, “Loan Documents”, “Subsidiary Guarantors”, and “Termination Date” therefrom, and substituting the following in lieu thereof:

“Approved Equity Issuances” means (a) 1,403,134 shares of Borrower’s common stock issuable upon the exercise of options outstanding under the Borrower’s 2004 Stock Option Plan (whether or not initially issued under such plan), (b) 264,336 shares of Borrower’s common stock available for issuance under the Borrower’s 2004 Stock Option Plan, including grants of options or other stock awards related thereto, (c) 750,000 shares of Borrower’s common stock available for issuance under the Borrower’s 2006 Equity Incentive Plan, including grants of options, stock units or other awards related thereto, (d) the shares of Borrower’s common stock being issued in connection with that certain Debt Conversion Agreement dated as of January 27, 2010, by and among Borrower, Superior and Stanford International Bank, Ltd., that certain Purchase and Sale Agreement dated as of January 27, 2010, by and among Stanford International Bank, Ltd. and Borrower, and the transactions contemplated thereby, (e) any equity issuances by a Subsidiary to Borrower or to any other Subsidiary, and (f) any change in the number of outstanding shares of a Subsidiary by solely by reason of a stock dividend, subdivision, split, reverse split, or combination thereof.

“Commitment” means the obligation of Lender to make Revolving Credit Advances pursuant to Section 2.1 in an aggregate principal amount at any time outstanding up to but not exceeding three million five hundred thousand Dollars ($3,500,000), subject, however, to termination pursuant to Section 10.2.

“EBITDA” means, for any Person for any period, an amount equal to (a) net income determined in accordance with GAAP, plus (b) the sum of the following to the extent deducted in the calculation of net income: (i) interest expense; (ii) income taxes; (iii) depreciation; (iv) amortization; and (v) other non-recurring expenses of such Person reducing such net income which do not represent a cash item in such period or any future period (provided that for purposes of calculating the Fixed Charge Coverage Ratio in Section 9.3 below, Borrower shall only be allowed to include up to an aggregate amount of $100,000 of non-recurring legal fees related to the settlement between Superior and Stanford International Bank, Ltd.), minus (c) the sum of the following to the extent included in the calculation of net income: (i) income tax credits of such Person; (ii) all extraordinary gains and (iii) all non-cash items increasing net income.

“Loan Documents” means this Agreement and all promissory notes, security agreements, subordination agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, restated, extended, supplemented, replaced, consolidated, substituted, or otherwise changed from time to time.

Eighth Amendment to Loan Agreement
and Other Loan Documents

“Subsidiary Guarantors” means each Subsidiary of Borrower, including any After-Acquired Subsidiary.

“Termination Date” means 11:00 a.m., Dallas, Texas time on June 22, 2011, or such earlier date on which the Commitment terminates as provided in this Agreement.

(c)           All references to the term “Restricted Subsidiary” in the Loan Agreement are hereby deleted and replaced with the term “Subsidiary”.

(d)           Section 8.1 is hereby deleted, and the following Section 8.1 is substituted in lieu thereof:

Section 8.1           Debt.  Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

(a)           Debt to Lender;

(b)           Existing Debt described on Schedule 8.1 hereto;

(c)	On and after the Reeder Road Acquisition Date, the Debt evidenced by the Reeder Road Loan Documents; and

(d)	Additional Debt not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

(e)           Section 8.2 is hereby amended by deleting subsection (g) thereto and renumbering subsections (h) and (i) accordingly.

(f)           Section 8.6 is hereby deleted in its entirety, and the following new Section 8.6 is substituted in lieu thereof:

Section 8.6            Limitation on Issuance of Equity.  Except for the Approved Equity Issuances, Borrower will not, and will not permit any of its Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its equity interests, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its equity interests, or (c) any option, warrant, or other right to acquire any of its equity interests.

(g)           Section 8.10 is hereby deleted in its entirety, and the following new Section 8.10 is substituted in lieu thereof:

Section 8.10          Payment of Debt.  Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations.

(h)           Section 9.1 is hereby deleted in its entirety, and the following new Section 9.1 is substituted in lieu thereof:

Section 9.1            Consolidated Tangible Net Worth.  Borrower shall not permit, as of any date, Tangible Net Worth of Borrower and its Subsidiaries, on a consolidated basis, to be less than Seventeen Million Seven Hundred Fifty Thousand Dollars ($17,750,000).

Eighth Amendment to Loan Agreement
and Other Loan Documents

(i)           Section 9.2 is hereby deleted in its entirety, and the following new Section 9.2 is substituted in lieu thereof:

Section 9.2            Leverage Ratio.  Borrower will at all times maintain a ratio of consolidated Liabilities minus Subordinated Debt to consolidated Tangible Net Worth that is not greater than 0.75 to 1.0.  This Section 9.2 shall be calculated based on the Liabilities, Subordinated Debt, and Tangible Net Worth of Borrower and its Subsidiaries.

(j)           Section 9.3 is hereby deleted in its entirety, and the following new Section 9.3 is substituted in lieu thereof:

Section 9.3            Fixed Charge Coverage Ratio.  Borrower and its Subsidiaries, shall not, as of the last day of any fiscal quarter during the following periods, beginning with the fiscal quarter ending on June 30, 2010, permit the ratio of (a) EBITDA, minus Cash Taxes, minus Capital Expenditures not financed with Indebtedness permitted hereunder (excluding Capital Expenditures approved in writing by Lender, in its sole discretion), to (b) Debt Service, in each case for the four (4) fiscal quarters ending on the date of determination, to be less than 1.40 to 1.0.  This Section 9.3 shall be based on the rolling four (4) quarter cash flow and debt service obligations of Borrower and its Subsidiaries; provided that the financial results of Superior shall be excluded from the calculation for the fiscal quarters ending on or before June 30, 2010.

(k)           Article X is hereby amended by deleting Section 10.1(o) therefrom.

(l)           Exhibit B (but not Schedule A to Exhibit B) attached to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

3.           Amendments to Revolving Credit Note.

(a)           The Revolving Credit Note is hereby amended by deleting the definition of “Maturity Date” therefrom, and substituting the following in lieu thereof:

Maturity Date:  means June 22, 2011.

(b)           The Revolving Credit Note is hereby amended by replacing all references to the amount of the Revolving Credit Note with “3,500,000” or “Three Million Five Hundred Thousand Dollars”, as applicable.

4.           Amendments to Term Note.

(a)           The Term Note is hereby amended by deleting the definition of “Maturity Date” therefrom, and substituting the following in lieu thereof:

Maturity Date:  means June 22, 2011.

(b)           The Revolving Credit Note is hereby amended by replacing all references to the amount of the Revolving Credit Note with “1,000,000” or “One Million Dollars”, as applicable, which amount shall include the $866,695.80 advance made by Lender to Borrower on the date hereof.

Eighth Amendment to Loan Agreement
and Other Loan Documents

5.           Amendments to Other Loan Documents.

(a)           All references in the Loan Documents to the Loan Agreement shall henceforth include references to the Loan Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.  All references in the Loan Documents to the Notes shall henceforth include references the Notes as amended hereby, and as may, from time to time, be further amended, modified, renewed, extended, and/or restated.

(b)           Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

6.           Conditions Precedent.  This Amendment shall not be effective until (a) Lender receives an executed copy of this Amendment, including the ratifications attached hereto, (b) Lender receives a copy of that certain Security Agreement dated of even date herewith and executed by Superior (the “Superior Security Agreement”), (c) Lender receives a copy of that certain Guaranty Agreement dated of even date herewith and executed by Superior (the “Superior Guaranty Agreement”), (d) Lender receives an amendment fee in the amount of Forty-Five Thousand Dollars ($45,000), together with payment of the estimated reasonable fees and expenses of Lender’s counsel incurred in connection with this Amendment in immediately available funds, (e) all representations and warranties set forth in this Amendment are true and correct, (f) after giving effect to this Amendment, no Default or Event of Default exists, (g) Lender receives a certificate of incumbency for Borrower certified by its Secretary or an Assistant Secretary of Borrower certifying (i) the name of each of its officers who is authorized to sign this Amendment, (ii) a true and correct copy of the resolutions of the directors of Borrower which authorize its execution and delivery of this Amendment, and the performance of the Loan Documents as amended hereby, and (iii) that the charter and bylaws of Borrower have not been amended since December 22, 2005, and that the same are still in effect, (h) Lender receives a certificate of incumbency for Superior certified by its Secretary or an Assistant Secretary of Superior certifying (i) the name of each of its officers who is authorized to sign this Amendment, the Superior Security Agreement, and the Superior Guaranty Agreement (ii) a true and correct copy of the resolutions of the directors of Borrower which authorize its execution and delivery of this Amendment, the Superior Security Agreement, and the Superior Guaranty Agreement, and the performance of the Loan Documents as amended hereby, and (iii) the Constituent Documents of Superior, (i) Lender receives a certificate evidencing the existence and good standing of Superior from the Secretary of State of the State of Delaware, and (j) Lender receives a certificate for Borrower certifying true and correct copies of the Debt Conversion Agreement and the Purchase and Sale Agreement and the date of the closing of the transactions contemplated thereby.

7.           Covenant.

(a)           Borrower covenants and agrees that Borrower will pledge and assign to Lender a life insurance policy on William Oyster in the amount of Three Million Dollars ($3,000,000) within 90 days of the closing of this Amendment.

(b)           Borrower covenants and agrees that Borrower will require Superior to deliver landlord subordination agreements required under the Superior Security Agreement within sixty (60) days of the date hereof.

Eighth Amendment to Loan Agreement
and Other Loan Documents

8.           Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

9.           Representations. Borrower represents and warrants to Lender that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) other than the filing of the Loan Agreement and this Amendment with the Securities and Exchange Commission, no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as may be limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects; (f) after giving effect to this Amendment, no Default or Event of Default exists; (g) the Debt Conversion Agreement, the Purchase and Sale Agreement, and the transactions contemplated thereby became effective and closed on May 25, 2010; and (h) as of the date hereof, the principal amount of the Term Note is $1,000,000.

10.           Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed — and its performance enforced — under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

11.           Maximum Interest Rate.  Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect, or apply as interest (whether termed interest herein or deemed to be interest by operation of law or judicial determination) on the Notes any amount in excess of interest calculated at the Maximum Lawful Rate, and, in the event that Lender ever receives, collects, or applies as interest any such excess, then the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, then any remaining excess shall forthwith be paid to Borrower.  In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Lawful Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Lawful Rate, then Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Notes and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of interest calculated at the Maximum Lawful Rate.

Eighth Amendment to Loan Agreement
and Other Loan Documents

12.           Entireties.  The Loan Agreement and other Loan Documents as amended by this Amendment represent the final agreement between the parties about the subject matter of the Loan Agreement and other Loan Documents as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

13.           RELEASE.  BORROWER AND THE OTHER OBLIGATED PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO BORROWER OR ANY OBLIGATED PARTY UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER.  BORROWER AND THE OBLIGATED PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER AND ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, CLAIMS OF FRAUD, DURESS, MISTAKE, TORTIOUS INTERFERENCE, USURY, BREACH OF FIDUCIARY DUTY, BREACH OF DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, NEGLIGENCE OR FRAUD IN RATES AND METHODS USED TO COMPUTE INTEREST, DECEPTIVE TRADE PRACTICE OR THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER OBLIGATED PARTIES MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS FROM LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

14.           Parties. This Amendment binds and inures to Borrower, Lender, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow]

Eighth Amendment to Loan Agreement
and Other Loan Documents

EXECUTED as of the date first stated above.

BORROWER:

DGSE COMPANIES, INC., a Nevada corporation

By:
William H. Oyster, President

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Paul Howell, Senior Vice President
Signature Page to DGSE Eighth Amendment

To induce Lender to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the execution and delivery of the Amendment, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations including the Revolving Credit Note and the Term Note, as amended hereby, (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and its respective successors and permitted assigns, and (d) acknowledge and agree to the provisions of Section 13 of this Amendment.

GUARANTORS:

DGSE CORPORATION

By:
William H. Oyster, President

NATIONAL JEWELRY EXCHANGE, INC.

By:
William H. Oyster, President

CHARLESTON GOLD & DIAMOND
EXCHANGE, INC.

By:
William H. Oyster, President

AMERICAN PAY DAY CENTERS, INC.

By:
John Benson, Secretary

SUPERIOR GALLERIES, INC.

By:
Name:
Title:

Signature Page to DGSE Eighth Amendment

To induce Lender to enter into this Amendment, the undersigned (a) consents and agrees to the execution and delivery of the Amendment, (b) ratifies and confirms that its obligations under the Limited Guaranty dated as of December 22, 2005 (the “Limited Guaranty”) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations including the Revolving Credit Note and the Term Note, as amended hereby, to the extent set forth in the Limited Guaranty, (c) waives notice of its acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Lender and its respective successors and permitted assigns, and (d) acknowledge and agree to the provisions of Section 13 of this Amendment.

LIMITED GUARANTOR:

By:
L.S. Smith, as an individual
Signature Page to DGSE Eighth Amendment

EXHIBIT B

COMPLIANCE CERTIFICATE

FOR QUARTER/PERIOD ENDED ________________________ (THE "SUBJECT PERIOD")

LENDER:	TEXAS CAPITAL BANK, National Association

BORROWER:	DGSE COMPANIES, INC., a Nevada corporation

This certificate is delivered under the Loan Agreement (as amended and modified from time to time, the “Agreement”) dated as of December 22, 2005, between Parent, Borrower and Lender.  Capitalized terms when used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Agreement.  On behalf of Parent and Borrower, the undersigned certifies to Lender that, on the date of this certificate, (a) the financial Statements of Parent and Borrower attached to this certificate were prepared in accordance with GAAP, and present fairly the financial condition and results of operations of Parent and Borrower, with Superior and its consolidated Subsidiaries and without Superior and its consolidated Subsidiaries, as applicable, as of the end of and for the Subject Period, (b) no Default or Event of Default currently exists or has occurred which has not been cured or waived by Lender, and (c) the status of compliance by Parent and Borrower with certain covenants of the Agreement at the end of the Subject Period is as set forth below:

In Compliance as of End of Subject Period (Please Indicate)

1.	Financial Statements and Reports

	(a)	Provide annual audited FYE financial statements within 90 days after the last day of each year.	Yes	No

	(b)	Provide quarterly financial statements within 30 days after the last day of each quarter.	Yes	No

	(c)	Provide monthly financial statements within 30 days after the last day of each month.	Yes	No

	(d)	Provide a monthly Compliance Certificate, Borrowing Base Report, inventory report, Pawn Loan report, and summary accounts receivable aging, within 30 days after the last day of each month.	Yes	No

	(e)	Provide Long Term Inventory Report within 30 days after June 30 and December 31.	Yes	No

	(f)	Provide other required reporting timely.	Yes	No

2.	Subsidiaries None except as listed on Schedule 2		Yes	No

3.	Additional Indebtedness None, except Indebtedness permitted by Section 8.1 of the Agreement.		Yes	No

Exhibit B

1

4.	Liens and Encumbrances; Negative Pledge Agreements None at any time, except Liens permitted by Section 8.2 of the agreement	Yes	No

5.	Limitation of Acquisitions and Mergers. None except those permitted by Section 8.3 of the Agreement.	Yes	No

6.	Dividends and Stock Repurchase. None, except as permitted by Section 8.4 of the Agreement.	Yes	No

7.	Loans and Investments None, except those permitted by Section 8.5 of the Agreement.	Yes	No

8.	Issuance of Equity None, except issuances permitted by Section 8.6 of the Agreement.	Yes	No

9.	Affiliate Transactions None, except issuances permitted by Section 8.7 of the Agreement.	Yes	No

10.	Disposal of Assets other than in the Ordinary Course of Business (Section 8.8 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

11.	Sale and Leaseback Transactions (Section 8.9 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

12.	Prepayment of Debt (Section 8.10 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

13.	Changes in Nature of Business (Section 8.11 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

14.	Environmental Laws (Section 8.12 of the Agreement). No activity likely to cause violations.	Yes	No

15.	Changes in Fiscal Year; Accounting Practices (Section 8.13 of the Agreement). None at any time without prior written consent of Lender.	Yes	No

16.	No Negative Pledge (Section 8.14 of the Agreement). None.	Yes	No

Exhibit B

2

17.
Fixed Charge Coverage Ratio
Minimum of 1:40 to 1.00.  (Defined as current assets divided by current liabilities).

FCCR =($__________ - $__________ - $ __________)    ÷ Debt Service ($_____ )
              EBITDA             Cash Taxes   Capital Expenditures
          not financed with Indebtedness permitted
          under the Credit Agreement (excluding (i) the one-time and non-recurring Capital Expenditures related to (A) the opening of new payday loan stores in an amount not to exceed $70,000, and (B) the expenses related to the opening of Borrower’s new store in Charleston, South Carolina in an amount not to exceed $262,000, and (ii) such other Capital Expenditures approved in writing by Lender, in its sole discretion)

** Superior Galleries, Inc. shall not be included in the June 30, 2010 calculation.
** Up to $100,000 of non-recurring legal expenses related to the Stanford International Bank, Ltd. settlement may be added back to EBITDA

(INCLUDE SCHEDULE A HERETO FOR ITEM 17)
		Yes	No
19.	Tangible Net Worth (TNW) Minimum of at least $17,750,000 at all times. (TNW is defined as consolidated total stockholders’ equity plus Subordinated Debt less intangible assets).	Yes	No

20.	Leverage Ratio. Maximum of 0.75 to 1.00 ________________ - _________________ ÷ Liabilities Subordinated Debt ________________ = ____________ Tangible Net Worth	Yes	No

DGSE COMPANIES, INC., a Nevada corporation

By:
Name:
Title:

Exhibit B

3